UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2719

DWS Strategic Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Strategic Government Securities Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

19 Portfolio Summary

20 Investment Portfolio

26 Financial Statements

30 Financial Highlights

35 Notes to Financial Statements

47 Report of Independent Registered Public Accounting Firm

48 Tax Information

49 Investment Management Agreement Approval

54 Summary of Management Fee Evaluation by Independent Fee Consultant

59 Trustees and Officers

63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 0.82%, 1.71%, 1.63% and 0.80% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Strategic Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.60%	3.65%	3.29%	4.38%
Class B	.79%	2.77%	2.37%	3.47%
Class C	.78%	2.83%	2.46%	3.55%
Institutional Class	1.75%	3.88%	3.49%	4.63%
Barclays Capital GNMA Index+	4.38%	5.10%	4.53%	5.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 8.08	$ 8.07	$ 8.09	$ 8.07
10/31/07	$ 8.36	$ 8.35	$ 8.37	$ 8.35
Distribution Information: Twelve Months as of 10/31/08: Income Dividends*	$ .42	$ .34	$ .35	$ .43
October Income Dividend	$ .0350	$ .0286	$ .0293	$ .0359
SEC 30-day Yield as of 10/31/08++	4.83%	4.31%	4.29%	5.26%
Current Annualized Distribution Rate as of 10/31/08++	5.20%	4.25%	4.35%	5.34%
* Includes $0.03 of a tax return of capital.
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — GNMA Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	55	of	63	86
3-Year	45	of	58	77
5-Year	42	of	57	73
10-Year	24	of	36	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Government Securities Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Strategic Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,703	$10,635	$11,229	$14,667
	Average annual total return	-2.97%	2.07%	2.35%	3.90%
Class B	Growth of $10,000	$9,789	$10,663	$11,149	$14,062
	Average annual total return	-2.11%	2.16%	2.20%	3.47%
Class C	Growth of $10,000	$10,078	$10,872	$11,291	$14,170
	Average annual total return	.78%	2.83%	2.46%	3.55%
Barclays Capital GNMA Index+	Growth of $10,000	$10,438	$11,609	$12,479	$17,045
	Average annual total return	4.38%	5.10%	4.53%	5.48%

The growth of $10,000 is cumulative.

+ The unmanaged Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Strategic Government Securities Fund — Institutional Class [] Barclays Capital GNMA Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Strategic Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,017,500	$1,121,100	$1,187,400	$1,572,700
	Average annual total return	1.75%	3.88%	3.49%	4.63%
Barclays Capital GNMA Index+	Growth of $1,000,000	$1,043,800	$1,160,900	$1,247,900	$1,704,500
	Average annual total return	4.38%	5.10%	4.53%	5.48%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.65% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Strategic Government Securities Fund	1-Year	3-Year	Life of Class*
Class S	1.78%	3.83%	3.42%
Barclays Capital GNMA Index+	4.38%	5.10%	4.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 8.08
10/31/07	$ 8.36
Distribution Information: Twelve Months as of 10/31/08: Income Dividends**	$ .43
October Income Dividend	$ .0362
SEC 30-day Yield as of 10/31/08++	5.28%
Current Annualized Distribution Rate as of 10/31/08++	5.38%
** Includes $0.03 of a tax return of capital.
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	51	of	63	80
3-Year	41	of	58	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Government Securities Fund — Class S [] Barclays Capital GNMA Index+

Comparative Results as of 10/31/08
DWS Strategic Government Securities Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,178	$11,195	$11,158
	Average annual total return	1.78%	3.83%	3.42%
Barclays Capital GNMA Index+	Growth of $10,000	$10,438	$11,609	$11,607
	Average annual total return	4.38%	5.10%	4.69%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
+ The unmanaged Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 976.00	$ 972.60	$ 972.00	$ 976.80	$ 977.70
Expenses Paid per $1,000*	$ 3.97	$ 8.48	$ 7.83	$ 2.98	$ 2.93
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,021.11	$ 1,016.54	$ 1,017.19	$ 1,022.12	$ 1,022.17
Expenses Paid per $1,000*	$ 4.06	$ 8.67	$ 8.01	$ 3.05	$ 3.00
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.80%	1.71%	1.58%	.60%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic Government Securities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Government Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios. Joined the fund in 2002.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

• Portfolio Manager for Retail Fixed Income: New York.

• BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi

Director of Deutsche Asset Managementand Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management. Joined the fund in 2008.

• Senior portfolio manager for Quantitative Strategies: NewYork.

• BA and MBA, University of Miami.

RobertWang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan. Joined the fund in 2008.

• Global Head of Quantitative Strategies Portfolio Management: NewYork.

• BS, The Wharton School, University of Pennsylvania.

In the following interview, the portfolio managers discuss market conditions and the fund's investment strategy during the annual period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Could you describe the investing environment over the 12-month period ended October 31, 2008?

A: For the period, government-backed bonds including US Treasuries and GNMAs outperformed other sectors of the bond market, driven by a flight to quality on the part of investors.

As the period began, ongoing disclosures of subprime-related losses at leading financial companies continued to drive a market demand for liquidity. Financial institutions that had issued short-term commercial paper to finance lower-quality or longer-maturity holdings in special investment vehicles were unable to roll over their debt in the prevailing credit crunch. As a result, many were forced to unwind credit positions under duress, causing the performance of fixed-income instruments that trade at a yield spread versus Treasuries to suffer in relation to Treasuries.1 Credit rating downgrades of major firms that insure bond issues exacerbated the widening of yield spreads, and already wary market participants became increasingly reluctant to assume the risk that counterparties to trades would be able to deliver as promised.

In March, leading investment bank Bear Stearns fell victim to the liquidity crisis, leading the US Federal Reserve Board (the Fed) to take aggressive action to provide sources of funding and stabilize the markets. This proved something of a turning point as credit spreads narrowed for a time.2 However, by June, skyrocketing oil prices and a weakening economy had undercut whatever positive sentiment the Fed had generated.

1 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

The ongoing credit market distress would reach new levels of visibility in September. First, Fannie Mae and Freddie Mac, who together own or guarantee roughly half of the US mortgage market, were taken over by the government. In mid-September, leading investment bank Lehman Brothers failed while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the FDIC seizure and sale to JPMorgan Chase of giant thrift Washington Mutual. The net result was an evaporation of liquidity as the credit markets seized in September. As these events unfolded, the Bush administration sought approval of a mammoth rescue package designed to unfreeze credit markets by funding the removal of illiquid mortgage-related debt from the balance sheets of major financial institutions.

During the 12 months, the Fed lowered the fed funds rate (the overnight rate banks charge when they borrow money from each other) by 350 basis points (3.5 percentage points) to 1% over the course of several moves as it sought to add liquidity. While the period saw extraordinary interest rate volatility, Treasury yields finished lower, with the biggest declines on the short end as the Treasury yield curve steepened.3 To illustrate, the two-year Treasury yield fell by 240 basis points, from 3.95% to 1.55%, while the 10-year fell 52 basis points, from 4.47% to 3.95%, and the 30-year fell by 38 basis points, from 4.75% to 4.37%. While mortgage rates were volatile as well, they did not follow Treasury yields down over the 12 months.

2 Credit spread — the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.
3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

Q: How did the fund perform in this environment?

A: For the 12 months ended October 31, 2008, the fund's Class A shares posted a 1.60% total return, compared with the 4.38% return of its benchmark, the Barclays Capital GNMA Index.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return also lagged the 2.55% return of its average peer in the Lipper GNMA Funds category.5 At the close of the period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 4.50 years, compared with 4.99 years for the Barclays Capital GNMA Index.6

4 The unmanaged Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
6 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.

Q: Can you give us an overview of how you manage the fund?

A: The fund seeks high current income, liquidity and security of principal. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.7 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to impact each sector.

In putting together the fund's GNMA allocation, we monitor mortgage refinancing activity closely, as this is a good indicator of the fund's exposure to prepayment risk.8 We conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that this detailed assessment can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing the fund's holding yield.

7 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.
8 Prepayment risk — In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. [Source: Mutual Fund Education Alliance]

In general, we do not try to choose securities based on their duration. Instead, we look for securities that we feel are cheap relative to the Barclays Capital GNMA Index.

Q: What were the fund's primary strategies during the period?

A: The fund maintained a relatively high allocation to GNMA securities throughout the period. This reflected our view that GNMAs offered attractive yields relative to US Treasury issues. This spread continued to widen over the period as Treasuries benefited from the flight-to-quality trade. At the close of the period, GNMA securities provided a yield advantage versus equivalent-maturity Treasuries of approximately 280 basis points.

While the fund had very little exposure to US Treasuries during the period, it held at various times a small position in Treasury inflation protected securities (TIPS). For the full period, this strategy served as a slight drag on returns as market inflation expectations fell dramatically, causing TIPS prices to fall. The fund currently has about 3% of its portfolio in TIPS, as we see them as more attractively valued than Treasuries at current levels.

During the period, the spread between GNMA yields and those offered by Fannie Mae and Freddie Mac experienced significant variability, as the market tried to assess the future of the two government-sponsored entities (GSEs). This provided opportunities for the fund to increase or decrease its exposure to the GSEs as their relative attractiveness shifted, adding to returns. At the end of the period, the fund's exposure to GSEs was relatively light, at about 5% of assets, reflecting their narrow yield advantage versus GNMAs.

Entering the period, we saw weakness in the subprime loan market as likely to encourage the Fed to lower rates, with the potential to result in an overall lower interest rate environment. Such an environment would normally promote more rapid prepayment of underlying mortgages and make investors less willing to pay for threatened cash flows from higher coupon mortgages.9 In order to protect against such a scenario, we have been focusing on structures resistant to prepayment, such as lower-coupon securities backed by seasoned mortgages. In general, this focus on minimizing prepayment risk detracted from performance. This is because longer-duration assets, such as low-coupon mortgages, underperformed shorter-term bonds, which experienced the most significant interest rate declines and corresponding price increases during the year. We believe, however, that the strategy of minimizing prepayment risk is sound in view of the Fed's loosening of interest rates, which in our view is being done with an eye toward making refinancing easier.

9 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates, and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy can boost the fund's income by providing leveraged exposure to the mortgage-backed market. For most of the period we have been dollar-rolling about 5% of the fund's assets, near the bottom of our 30% limit. The fund's relative lack of leverage over the period was helpful, as mortgages underperformed Treasuries.

In addition to the main investment strategy, we employ a global tactical asset allocation overlay strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global, bond and currency markets. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts. This strategy is expected to have a low correlation to the fund's investments in government securities.

For the period, the iGAP strategy detracted from the fund's return. The strategy's positions in bonds added value, but this was more than offset by the negative performance from the currency positions.

Q: How do you assess the economic environment for mortgage securities at present?

A: As we enter a new fiscal period, we believe the most likely scenario going forward is for continued weakening of the economy along with lower inflation and interest rates. We remain focused on the potential impact of Fed policy on interest rates and GNMA prepayment rates. In this vein, we continue to expect the Fed to take an accommodative approach, which would carry with it the potential for an uptick in prepayment rates. We believe our current focus on low coupons and other structures resistant to prepayment makes sense given this outlook.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly, and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

More broadly, GNMAs and other mortgage-backed securities appear favorably valued versus Treasuries. Within mortgages, we continue to favor GNMAs over the GSEs, given the market's ongoing sensitivity to credit risk. While the government has taken over Fannie Mae and Freddie Mac, we believe investors will place a premium on the explicit government guarantee provided by GNMAs, as evidenced by a recent upsurge in interest from Asian investors in the GNMA market. That said, many investors are currently in a "wait-and-see" mode with respect to the impact on liquidity of the $700 billion government rescue program.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Mortgage-Backed Securities Pass-Throughs	80%	85%
Collateralized Mortgage Obligations	14%	13%
Government & Agency Obligations	4%	2%
Cash Equivalents	2%	—
	100%	100%
Coupons*	10/31/08	10/31/07

Less than 4.5%	8%	4%
4.5%-5.49%	25%	25%
5.5%-6.49%	50%	56%
6.5%-7.49%	12%	12%
7.5% and Greater	5%	3%
	100%	100%
Credit Quality	10/31/08	10/31/07

US Government and Agencies	88%	98%
AAA**	2%	—
Not rated	10%	2%
	100%	100%
Interest Rate Sensitivity	10/31/08	10/31/07

Effective Maturity	7.1 years	6.7 years
Average Duration	4.5 years	3.9 years
* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations
** Includes Cash Equivalents

Asset allocation, coupons, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 84.6%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	19,289	18,496
5.0%, with various maturities from 1/1/2019 until 12/1/2019	823,960	808,497
6.5%, with various maturities from 9/1/2032 until 7/1/2035	2,633,434	2,663,343
7.0%, 6/1/2032	2,325	2,404
8.0%, with various maturities from 2/1/2017 until 7/1/2030	21,927	23,541
8.5%, with various maturities from 12/1/2016 until 7/1/2030	8,911	9,660
10.25%, 3/1/2016	8,249	8,422
Federal National Mortgage Association:
5.0%, with various maturities from 12/1/2016 until 5/1/2021	7,028,138	6,918,142
5.5%, 5/1/2025	2,106,591	2,061,991
6.0%, 8/1/2035	1,631,188	1,607,166
6.5%, with various maturities from 7/1/2035 until 1/1/2038	10,363,664	10,511,770
8.0%, with various maturities from 9/1/2011 until 12/1/2024	158,598	166,477
8.5%, with various maturities from 7/1/2030 until 9/1/2030	12,798	13,611
9.0%, with various maturities from 12/1/2016 until 4/1/2030	33,045	35,459
11.5%, 5/1/2018	491	495
Government National Mortgage Association:
5.0%, with various maturities from 5/20/2023 until 11/20/2037 (a) (f)	303,678,330	290,714,134
5.5%, with various maturities from 12/15/2028 until 9/15/2038 (a) (f)	548,778,290	538,586,605
6.0%, with various maturities from 11/15/2023 until 10/20/2038 (a) (f)	558,534,989	559,639,440
6.5%, with various maturities from 5/15/2009 until 9/15/2038	115,775,776	117,518,634
7.0%, with various maturities from 1/15/2009 until 10/20/2038 (a) (e) (f)	76,231,515	78,274,532
7.5%, with various maturities from 5/15/2009 until 1/15/2037	27,335,052	28,444,469
8.0%, 9/15/2014	324	332
9.0%, with various maturities from 9/15/2017 until 7/15/2030	2,030,031	2,208,180
9.5%, with various maturities from 6/15/2009 until 5/15/2025	2,800,559	3,152,854
10.0%, with various maturities from 11/15/2009 until 8/15/2022	1,725,042	1,980,161
10.5%, with various maturities from 9/15/2015 until 12/15/2021	963,517	1,119,653
11.0%, 4/20/2019	2,810	3,295
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,681,164,285)		1,646,491,763

Collateralized Mortgage Obligations 15.3%
Fannie Mae Grantor Trust, "A2", Series 2001-T10, 7.5%, 12/25/2041	4,832,439	5,289,777
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	1,461,343	1,553,618
Federal Home Loan Mortgage Corp.:
"PO", Series 3147, Principal Only, Zero Coupon, 4/15/2036	9,823,103	7,852,738
"MO", Series 3171, Principal Only, Zero Coupon, 6/15/2036	8,299,638	6,242,858
"AO", Series 3236, Principal Only, Zero Coupon, 11/15/2036	3,831,141	2,937,428
"SL", Series 2882, Interest Only, 2.613%**, 10/15/2034	2,858,179	287,790
"FT", Series 3346, 4.938%*, 10/15/2033	19,094,077	18,728,277
"FA", Series 3237, 4.938%*, 11/15/2036	15,741,616	14,409,168
"GZ", Series 2906, 5.0%, 9/15/2034	16,950,982	12,732,407
"JF", Series 2704, 5.138%*, 5/15/2023	12,633,300	11,971,349
"VB", Series 2651, 5.5%, 3/15/2014	4,005,827	4,040,603
Federal Home Loan Mortgage Corp./Government National Mortgage Association, "SC", Series 23, Interest Only, 6.238%**, 11/25/2023	2,531,388	399,483
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	1,876	1,700
"FC", Series 2005-58, 3.509%*, 7/25/2035	31,634,290	29,636,205
"F", Series 2004-29, 3.659%*, 5/25/2034	872,780	602,195
"FA", Series 2005-87, 3.759%*, 10/25/2034	6,908,057	6,007,011
"ZA", Series 2008-24, 5.0%, 4/25/2038	12,815,773	8,848,221
"AN", Series 2007-108, 8.912%*, 11/25/2037	18,847,256	21,062,896
Government National Mortgage Association:
"PO", Series 2004-68, Principal Only, Zero Coupon, 5/20/2031	15,365,682	12,565,579
"JO", Series 2006-22, Principal Only, Zero Coupon, 4/20/2036	8,184,996	6,071,887
"OD", Series 2006-36, Principal Only, Zero Coupon, 7/16/2036	1,319,179	1,103,672
"PO", Series 2006-60, Principal Only, Zero Coupon, 11/20/2036	1,141,428	911,828
"SP", Series 2005-61, Interest Only, 1.811%**, 8/16/2035	12,575,718	971,994
"SB", Series 2008-36, Interest Only, 1.993%**, 4/20/2038	19,956,333	1,327,699
"NS", Series 2007-72, Interest Only, 2.253%**, 11/20/2037	6,012,010	401,513
"SY", Series 2004-47, Interest Only, 2.591%**, 1/16/2034	13,416,347	1,194,993
"GS", Series 2006-16, Interest Only, 2.713%**, 4/20/2036	12,095,253	1,076,797
"KS", Series 2004-96, Interest Only, 2.723%**, 7/20/2034	10,663,694	990,230
"SN", Series 2005-68, Interest Only, 2.841%**, 1/17/2034	24,488,828	2,067,342
"SJ", Series 1999-43, Interest Only, 3.531%**, 11/16/2029	4,500,291	529,830
"QA", Series 2002-13, Interest Only, 3.581%**, 2/16/2032	521,862	63,265
"S", Series 1999-15, Interest Only, 3.731%**, 5/16/2029	4,312,716	543,063
"ZC", Series 2003-86, 4.5%, 10/20/2033	1,564,745	1,170,250
"FG", Series 2002-76, 4.869%*, 10/16/2029	1,923,989	1,824,369
"A1", Series 2008-36, Interest Only, 5.0%, 10/16/2022	9,050,110	1,302,925
"GD", Series 2004-26, 5.0%, 11/16/2032	20,000,000	18,523,568
"LG", Series 2003-70, 5.0%, 8/20/2033	1,000,000	846,086
"KE", Series 2004-19, 5.0%, 3/16/2034	4,500,000	3,638,087
"PH", Series 2004-80, 5.0%, 7/20/2034	8,002,000	6,758,436
"LE", Series 2004-87, 5.0%, 10/20/2034	6,741,000	5,613,332
"ZB", Series 2005-15, 5.0%, 2/16/2035	10,806,816	8,104,379
"Z", Series 2005-25, 5.0%, 3/16/2035	2,391,550	1,845,633
"ZA", Series 2006-47, 5.0%, 8/16/2036	5,935,883	4,405,521
"CK", Series 2007-31, 5.0%, 5/16/2037	7,412,000	6,573,764
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	4,937,922	707,078
"TZ", Series 2003-85, 5.5%, 10/20/2033	19,735,557	15,225,490
"PC", Series 2007-2, 5.5%, 6/20/2035	10,000,000	9,140,969
"B", Series 2005-88, 5.5%, 11/20/2035	11,000,000	9,335,211
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,200,520
"ZA", Series 2007-30, 5.5%, 5/16/2037	5,404,201	4,085,723
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,592,180	2,398,615
"ZB", Series 1998-21, 6.5%, 9/20/2028	2,898,689	2,890,274
"PB", Series 2001-53, 6.5%, 11/20/2031	4,000,000	3,970,060
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	10,147,969	2,872,139
Total Collateralized Mortgage Obligations (Cost $314,168,250)		297,855,845

Government & Agency Obligations 4.7%
US Government Agencies 1.4%
Federal Home Loan Bank, 7.45%*, 10/16/2023	10,000,000	10,000,000
Federal National Mortgage Association, 8.45%*, 2/27/2023 (e)	18,000,000	17,901,000
		27,901,000
US Treasury Obligations 3.3%
US Treasury Bills:
0.17%***, 1/15/2009 (b)	3,263,000	3,260,586
0.19%***, 1/15/2009 (b)	12,759,000	12,749,558
US Treasury Inflation-Indexed Notes:
0.875%, 4/15/2010 (a)	8,096,270	7,609,862
3.875%, 1/15/2009 (a)	40,749,830	40,256,390
		63,876,396
Total Government & Agency Obligations (Cost $92,443,214)		91,777,396
	Shares	Value ($)

Securities Lending Collateral 20.4%
Daily Assets Fund Institutional, 2.63% (c) (d) (Cost $397,906,445)	397,906,445	397,906,445

Cash Equivalents 1.9%
Cash Management QP Trust, 2.30% (c) (Cost $36,264,777)	36,264,777	36,264,777
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,521,946,971)+	126.9	2,470,296,226
Other Assets and Liabilities, Net	(26.9)	(523,412,272)
Net Assets	100.0	1,946,883,954
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
** These securities are shown at their current rate as of October 31, 2008.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,522,203,372. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $51,907,146. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,600,127 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $56,507,273.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $381,056,809, which is 19.6% of net assets.
(b) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e) At October 31, 2008, this security has been pledged, in whole or in part, as collateral for open written options.
(f) When-issued or delayed delivery securities included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

As of October 31, 2008, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CAD	21,388,000	USD	19,926,863	12/15/2008	2,338,455
CAD	32,103,000	USD	30,020,788	12/15/2008	3,620,906
CHF	69,103,000	USD	60,723,199	12/15/2008	1,525,112
EUR	867,000	USD	1,198,541	12/15/2008	100,716
GBP	11,237,000	USD	20,372,962	12/15/2008	2,261,051
GBP	42,996,000	USD	73,860,679	12/15/2008	4,559,290
USD	15,875,457	JPY	1,682,473,000	12/15/2008	1,261,202
NOK	404,985,000	USD	60,497,894	12/15/2008	528,257
SEK	73,555,000	USD	10,727,151	12/15/2008	1,300,096
Total unrealized appreciation					17,495,085
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	12,664,508	AUD	16,104,000	12/15/2008	(2,080,098)
USD	37,722,832	AUD	48,242,000	12/15/2008	(6,015,612)
USD	9,632,353	CAD	11,397,000	12/15/2008	(260,037)
USD	36,840,367	CHF	41,599,000	12/15/2008	(1,203,976)
USD	15,796,683	EUR	11,716,000	12/15/2008	(961,488)
USD	21,746,242	EUR	16,161,000	12/15/2008	(1,282,638)
USD	23,294,328	EUR	17,608,000	12/15/2008	(998,483)
USD	24,636,427	GBP	13,969,000	12/15/2008	(2,121,051)
USD	932,160	JPY	91,650,000	11/4/2008	(284)
JPY	2,651,595,000	USD	25,276,757	12/15/2008	(1,730,796)
JPY	1,531,784,000	USD	15,249,978	12/15/2008	(351,854)
USD	39,877,178	SEK	294,155,000	12/15/2008	(2,177,290)
USD	159,078,463	SGD	226,578,000	12/15/2008	(6,193,984)
USD	1,171,742	SGD	1,685,000	12/15/2008	(34,781)
USD	3,808,980	SGD	5,618,000	12/15/2008	(10,210)
Total unrealized depreciation					(25,422,582)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Pound Sterling JPY Japanese Yen NOK Norweigian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

At October 31, 2008, open futures contracts purchased were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	12/15/2008	673	46,469,592	47,558,624	1,089,032
10 Year Canadian Government Bond	12/18/2008	730	71,576,126	70,977,101	(599,025)
2 Year US Treasury Note	12/31/2008	724	155,412,215	155,535,559	123,344
5 Year Interest Rate Swap	12/15/2008	111	12,150,779	12,151,031	252
Federal Republic of Germany Euro-Bond	12/8/2008	380	55,452,474	56,148,235	695,761
United Kingdom Treasury Bond	12/29/2008	573	103,131,487	102,626,893	(504,594)
Total net unrealized appreciation					804,770

At October 31, 2008, open futures contracts sold were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	12/11/2008	141	196,941,394	197,494,468	(553,074)
10 Year US Treasury Note	12/19/2008	1,577	181,174,069	178,324,211	2,849,858
2 Year US Treasury Note	12/31/2008	383	82,140,787	82,279,170	(138,383)
5 Year US Treasury Note	12/31/2008	74	8,343,293	8,381,078	(37,785)
Federal Republic of Germany Euro-Schatz	12/8/2008	472	62,993,119	63,777,280	(784,161)
Total net unrealized appreciation					1,336,455

At October 31, 2008, open written option contracts were as follows:

Written Options	Contract Amount	Expiration Date	Strike Rate (%)	Value ($)
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2009	62,000,000	10/8/2009	2.7	263,190
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 20, 2010	62,000,000	9/18/2009	3.12	284,512
Total Call Options (Premiums received $733,150)				547,702
Put Options Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2009	62,000,000	10/8/2009	2.7	427,106
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 20, 2010	62,000,000	9/18/2009	3.12	820,452
Total Put Options (Premiums received $733,150)				1,247,558
Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($)
Call Options 30-Year GNSF	5.0	25,000,000	1/14/2009	98.875	234,375
30-Year GNSF	5.5	25,000,000	11/12/2008	101.844	7,812
30-Year GNSF	5.5	25,000,000	1/14/2009	100.813	187,500
30-Year GNSF	6.0	25,000,000	1/14/2009	101.813	148,437
30-Year GNSF	6.0	25,000,000	12/11/2008	101.563	101,563
Total Call Options (Premiums received $1,343,750)					679,687
Put Options 30-Year GNSF	5.0	25,000,000	12/11/2008	95.125	398,438
30-Year GNSF	5.0	25,000,000	1/14/2009	94.0	437,500
30-Year GNSF	5.5	25,000,000	11/12/2008	99.844	500,000
30-Year GNSF	5.5	75,000,000	11/12/2008	99.0	1,007,812
30-Year GNSF	5.5	25,000,000	1/14/2009	96.688	359,375
30-Year GNSF	6.0	50,000,000	12/11/2008	100.0	609,375
Total Put Options (Premiums received $1,863,281)					3,312,500
Total Written Options (Total premiums received $4,673,331)					5,787,447

GNSF: Government National Single Family

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $2,087,775,749) — including $381,056,809 of securities loaned	$ 2,036,125,004
Investment in Daily Assets Fund Institutional (cost $397,906,445)*	397,906,445
Investment in Cash Management QP Trust (cost $36,264,777)	36,264,777
Total investments, at value (cost $2,521,946,971)	2,470,296,226
Foreign currency, at value (cost $1,671,320)	1,730,187
Receivable for investments sold	205,191,180
Unrealized appreciation on forward foreign currency exchange contracts	17,495,085
Interest receivable	10,530,857
Receivable for Fund shares sold	896,743
Other assets	83,769
Total assets	2,706,224,047
Liabilities
Cash overdraft	5,363,015
Payable for investments purchased	3,676,483
Payable for when-issued and delayed delivery securities purchased	304,788,771
Payable upon return of securities loaned	397,906,445
Payable for Fund shares redeemed	2,544,660
Payable for variation margin on open futures contracts	935,717
Options written, at value (premiums received $4,673,331)	5,787,447
Unrealized depreciation on forward foreign currency exchange contracts	25,422,582
Net payable on closed forward currency exchange contracts	10,912,091
Accrued management fee	583,515
Other accrued expenses and payables	1,419,367
Total liabilities	759,340,093
Net assets, at value	$ 1,946,883,954
Net Assets Consist of
Undistributed net investment income	14,302,506
Net unrealized appreciation (depreciation) on: Investments	(51,650,745)
Futures	2,141,225
Written options	(1,114,116)
Foreign currency	(7,898,824)
Accumulated net realized gain (loss)	(113,369,553)
Paid-in capital	2,104,473,461
Net assets, at value	$ 1,946,883,954
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,794,015,114 ÷ 222,027,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.08
Maximum offering price per share (100 ÷ 95.50 of $8.08)	$ 8.46

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,766,546 ÷ 2,819,475 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.07

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($51,030,707 ÷ 6,305,468 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.09
Class S Net Asset Value, offering and redemption price(a) per share ($78,698,957 ÷ 9,736,966 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.08

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($372,630 ÷ 46,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.07
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Interest	$ 107,066,217
Interest — Cash Management QP Trust	2,391,815
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,815,286
Total Income	113,273,318
Expenses: Management fee	7,733,635
Administration fee	1,020,660
Distribution and service fees	5,018,509
Services to shareholders	2,538,440
Custodian fee	88,673
Professional fees	207,836
Trustees' fees and expenses	176,257
Reports to shareholders and shareholder meeting	748,797
Registration fees	77,862
Other	144,812
Total expenses before expense reductions	17,755,481
Expense reductions	(128,767)
Total expenses after expense reductions	17,626,714
Net investment income	95,646,604
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,986,456
Futures	(7,826,351)
Written options	10,672,853
Foreign currency	(20,995,866)
(11,162,908)
Change in net unrealized appreciation (depreciation) on: Investments	(41,402,578)
Futures	2,208,970
Written options	(30,131)
Foreign currency	(7,898,824)
(47,122,563)
Net gain (loss)	(58,285,471)
Net increase (decrease) in net assets resulting from operations	$ 37,361,133

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income	$ 95,646,604	$ 104,010,381
Net realized gain (loss)	(11,162,908)	(5,121,336)
Change in net unrealized appreciation (depreciation)	(47,122,563)	2,652,335
Net increase (decrease) in net assets resulting from operations	37,361,133	101,541,380
Distributions to shareholders from: Net investment income: Class A	(87,839,416)	(104,676,198)
Class B	(1,093,793)	(1,863,567)
Class C	(1,690,211)	(1,722,007)
Class S	(3,796,681)	(4,397,441)
Institutional Class	(12,202)	(6,570)
Tax return of capital: Class A	(7,765,225)	—
Class B	(96,694)	—
Class C	(149,419)	—
Class S	(335,636)	—
Institutional Class	(1,079)	—
Total distributions	(102,780,356)	(112,665,783)
Fund share transactions: Proceeds from shares sold	161,231,673	104,695,493
Reinvestment of distributions	74,794,108	80,709,935
Cost of shares redeemed	(361,412,311)	(422,697,019)
Redemption fees	22,098	16,014
Reimbursement by Advisor	—	168,629
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	(125,364,432)	(237,106,948)
Increase (decrease) in net assets	(190,783,655)	(248,231,351)
Net assets at beginning of period	2,137,667,609	2,385,898,960
Net assets at end of period (including undistributed net investment income of $14,302,506 and $10,238,815, respectively)	$ 1,946,883,954	$ 2,137,667,609

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.36	$ 8.39	$ 8.41	$ 8.66	$ 8.62
Income from investment operations: Net investment income[a]	.39	.39	.36	.32	.28
Net realized and unrealized gain (loss)	(.25)	(.00)*	.02	(.21)	.09
Total from investment operations	.14	.39	.38	.11	.37
Less distributions from: Net investment income	(.39)	(.42)	(.40)	(.36)	(.33)
Tax return of capital	(.03)	—	—	—	—
Total distributions	(.42)	(.42)	(.40)	(.36)	(.33)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.08	$ 8.36	$ 8.39	$ 8.41	$ 8.66
Total Return (%)[b]	1.60[c]	4.78[c]	4.59	1.25	4.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,794	1,982	2,196	2,532	2,877
Ratio of expenses before expense reductions (%)	.83	.82	.85	.81	.83
Ratio of expenses after expense reductions (%)	.83	.82	.85	.81	.83
Ratio of net investment income (%)	4.63	4.63	4.33	3.76	3.22
Portfolio turnover rate (%)	186	336	305	312	295
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.35	$ 8.38	$ 8.39	$ 8.64	$ 8.60
Income from investment operations: Net investment income[a]	.31	.31	.28	.24	.19
Net realized and unrealized gain (loss)	(.25)	(.00)*	.03	(.22)	.10
Total from investment operations	.06	.31	.31	.02	.29
Less distributions from: Net investment income	(.31)	(.34)	(.32)	(.27)	(.25)
Tax return of capital	(.03)	—	—	—	—
Total distributions	(.34)	(.34)	(.32)	(.27)	(.25)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.07	$ 8.35	$ 8.38	$ 8.39	$ 8.64
Total Return (%)[b]	.79[c]	3.80[c]	3.76[c]	.25	3.31[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	36	57	82	126
Ratio of expenses before expense reductions (%)	1.76	1.72	1.83	1.72	1.88
Ratio of expenses after expense reductions (%)	1.74	1.71	1.75	1.72	1.81
Ratio of net investment income (%)	3.72	3.74	3.43	2.85	2.24
Portfolio turnover rate (%)	186	336	305	312	295
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.37	$ 8.41	$ 8.42	$ 8.67	$ 8.63
Income from investment operations: Net investment income[a]	.32	.32	.29	.25	.20
Net realized and unrealized gain (loss)	(.25)	(.00)*	.03	(.22)	.10
Total from investment operations	.07	.32	.32	.03	.30
Less distributions from: Net investment income	(.32)	(.36)	(.33)	(.28)	(.26)
Tax return of capital	(.03)	—	—	—	—
Total distributions	(.35)	(.36)	(.33)	(.28)	(.26)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.09	$ 8.37	$ 8.41	$ 8.42	$ 8.67
Total Return (%)[b]	.78[c]	3.85[c]	3.88	.34	3.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	39	41	54	65
Ratio of expenses before expense reductions (%)	1.63	1.64	1.61	1.63	1.75
Ratio of expenses after expense reductions (%)	1.62	1.63	1.61	1.63	1.75
Ratio of net investment income (%)	3.84	3.82	3.57	2.94	2.30
Portfolio turnover rate (%)	186	336	305	312	295
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.36	$ 8.39	$ 8.41	$ 8.53
Income from investment operations: Net investment income[b]	.41	.40	.37	.09
Net realized and unrealized gain (loss)	(.26)	(.00)***	.02	(.12)
Total from investment operations	.15	.40	.39	(.03)
Less distributions from: Net investment income	(.40)	(.43)	(.41)	(.09)
Tax return of capital	(.03)	—	—	—
Total distributions	(.43)	(.43)	(.41)	(.09)
Redemption fees***	.00	.00	.00	.00
Net asset value, end of period	$ 8.08	$ 8.36	$ 8.39	$ 8.41
Total Return (%)	1.78[c]	4.83[c]	4.92[c]	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	80	91	124
Ratio of expenses before expense reductions (%)	.65	.66	.73	.59*
Ratio of expenses after expense reductions (%)	.64	.65	.69	.59*
Ratio of net investment income (%)	4.82	4.79	4.49	4.09*
Portfolio turnover rate (%)	186	336	305	312
[a] For the period August 1, 2005 (commencement of operations for Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.35	$ 8.39	$ 8.39	$ 8.64	$ 8.61
Income from investment operations: Net investment income[a]	.41	.40	.39	.33	.29
Net realized and unrealized gain (loss)	(.26)	(.00)*	.02	(.21)	.09
Total from investment operations	.15	.40	.41	.12	.38
Less distributions from: Net investment income	(.40)	(.44)	(.41)	(.37)	(.35)
Tax return of capital	(.03)	—	—	—	—
Total distributions	(.43)	(.44)	(.41)	(.37)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.07	$ 8.35	$ 8.39	$ 8.39	$ 8.64
Total Return (%)	1.75[b]	4.94[b]	5.00	1.37[b]	4.48[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.37	.19	.11	.23	.17
Ratio of expenses before expense reductions (%)	.65	.81	.50	1.52	1.59
Ratio of expenses after expense reductions (%)	.65	.67	.50	.70	.71
Ratio of net investment income (%)	4.81	4.78	4.68	3.87	3.34
Portfolio turnover rate (%)	186	336	305	312	295
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Strategic Government Securities Fund (the ``Fund'') (formerly DWS U.S. Government Securities Fund), is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on interest rate swaps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures as part of the Fund's global tactical asset allocation overlay strategy and as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts as part of the Fund's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $99,404,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized October 31, 2011 ($31,950,000), October 31, 2012 ($8,994,000), October 31, 2013 ($21,430,000), October 31, 2014 ($32,163,000) and October 31, 2015 ($4,867,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2008, the Fund utilized $6,724,000 and lost, through expiration, $39,786,000 of prior year capital loss carryforwards.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (loss) as ordinary income, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (99,404,000)
Unrealized appreciation (depreciation) on investments	$ (51,907,146)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income	$ 94,432,303	$ 112,665,783
Tax return of capital	$ 8,348,053	$ —

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $3,492,415,288 and $3,628,817,204, respectively. Purchases and sales of US Treasury obligations aggregated $423,773,267 and $418,802,697, respectively.

For the year ended October 31, 2008, transactions for written options on interest rate swaps and securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	425,000,000	$ 2,419,923
Options written	1,998,000,000	17,234,855
Options closed	(425,000,000)	(4,534,180)
Options exercised	(125,000,000)	(691,407)
Options expired	(1,275,000,000)	(9,755,860)
Outstanding, end of period	598,000,000	$ 4,673,331

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Prior to May 1, 2008, the Fund paid a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.43%
Next $1.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the year ended October 31, 2008, the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2007 through September 30, 2008 for Class B shares, through July 29, 2008 for Class S shares and through January 31, 2009 for Institutional Class shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.73%
Class S	.71%
Institutional Class	.73%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class B shares at 1.71%.

Administration Fee. Effective May 1, 2008, pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through October 31, 2008, the Advisor received an Administration Fee of $1,020,660, of which $168,615 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 1,864,520	$ —	$ 406,549
Class B	73,218	5,852	18,554
Class C	52,606	—	12,435
Class S	85,523	—	19,652
Institutional Class	365	—	102
	$ 2,076,232	$ 5,852	$ 457,292

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 221,797	$ 15,788
Class C	329,240	32,007
	$ 551,037	$ 47,795

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 4,286,039	$ 319,015.22%
Class B	72,366	4,882.24%
Class C	109,067	9,116.25%
	$ 4,467,472	$ 333,013

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008 aggregated $67,311.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $73,489 and $2,910, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $1,968 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $28,492, of which $8,449 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $104,489 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2008, the Advisor agreed to reimburse the Fund $4,313, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the Fund's custodian fee was reduced by $961 and $13,152, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,624,763	$ 114,640,561	10,105,448	$ 84,410,290
Class B	1,011,355	8,519,423	458,382	3,803,655
Class C	3,101,615	26,166,056	1,580,050	13,222,391
Class S	1,386,837	11,713,544	380,717	3,171,386
Institutional Class	22,915	192,089	10,570	87,771
		$ 161,231,673		$ 104,695,493
Shares issued in reinvestment of dividends
Class A	8,351,032	$ 70,038,755	9,054,681	$ 75,434,127
Class B	118,903	997,259	186,580	1,552,965
Class C	145,600	1,222,600	152,935	1,276,691
Class S	300,778	2,522,241	292,803	2,439,596
Institutional Class	1,585	13,253	788	6,556
		$ 74,794,108		$ 80,709,935
Shares redeemed
Class A	(37,162,604)	$ (312,743,852)	(43,551,556)	$ (363,471,071)
Class B	(2,626,552)	(22,099,905)	(3,131,745)	(26,097,479)
Class C	(1,604,761)	(13,519,746)	(2,004,040)	(16,765,802)
Class S	(1,550,462)	(13,041,210)	(1,958,596)	(16,342,780)
Institutional Class	(902)	(7,598)	(2,388)	(19,887)
		$ (361,412,311)		$ (422,697,019)
Redemption fees		$ 22,098		$ 16,014
Net increase (decrease)
Class A	(15,186,809)	$ (128,051,188)	(24,391,427)	$ (203,617,010)
Class B	(1,496,294)	(12,583,045)	(2,486,783)	(20,739,116)
Class C	1,642,454	13,872,317	(271,055)	(2,264,211)
Class S	137,153	1,199,740	(1,285,076)	(10,729,680)
Institutional Class	23,598	197,744	8,970	74,440
		$ (125,364,432)		$ (237,275,577)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Strategic Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Government Securities Fund (formerly DWS U.S. Government Securities Fund) (the "Fund"), including the investment portfolio, as of October 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Government Securities Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 23, 2008

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made changes in its investment personnel and processes in the past year in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Strategic Government Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC GOVERNMENT SECURITIES FUND

(FORMERLY DWS U.S. GOVERNMENT SECURITIES FUND)

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$70,690	$0	$9,639	$0
2007	$67,440	$0	$9,196	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$9,639	$382,000	$1,474,733	$1,866,372
2007	$9,196	$486,614	$1,129,726	$1,625,536

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008